UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 19, 2007


                            TALON INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    1-13669                   95-4654481
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)



              21900 BURBANK BLVD., SUITE 270
                WOODLAND HILLS, CALIFORNIA                       91367
          (Address of Principal Executive Offices)             (Zip Code)



                                 (818) 444-4100
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

     AMENDMENT TO CREDIT FACILITY WITH BLUEFIN CAPITAL, LLC

         On November 19, 2007, Talon International, Inc. (the "Company") entered into an Amendment No. 2 to Loan Agreement with Bluefin Capital, LLC (the "Amendment"), which amends the Revolving Credit and Term Loan Agreement dated June 27, 2007 between the Company and Bluefin Capital (collectively, the "Loan Agreement"). The Amendment modifies the Loan Agreement to, among other amendments, (a) extend until June 30, 2008 (with a further extension to March 31, 2009 if the Company's completes a qualified financing transaction) the date on which the Company is first required to comply with the "EBITDA" covenant in the Loan Agreement; (b) provide additional time to meet other non-financial covenants; and (c) provide that if the Company completes a qualified equity financing prior to June 30, 2008, Bluefin Capital will accept 25% of the net proceeds of the equity offering as a prepayment under the Loan Agreement, in lieu of a prepayment of 50% as originally required in the Loan Agreement.

         In consideration for the modifications set forth in the Amendment, the Company agreed to issue Bluefin Capital 250,000 shares of common stock and to reduce the exercise price of the warrants to purchase 2,100,000 shares of the Company's common stock issued on June 27, 2007 in connection with the execution of the Loan Agreement from a weighted average exercise price of $1.05 per share to $0.75 per share. In addition, if the Company completes a qualified equity financing, the Company agreed to issue Bluefin Capital an additional 500,000 shares of common stock and to further reduce the exercise price of the warrants to the price of warrants issued in the financing, if lower. The issuance and sale of the 250,000 shares was exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and Rule 506 thereunder as a transaction not involving any public offering.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired.

                  None.

         (b)      Pro forma financial information.

                  None.

         (c)      Shell company transactions.

                  None.

         (d)      Exhibits.

                  The following exhibit is filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  10.35.2 Amendment No. 2 to Loan Agreement dated November 19, 2007 by and between the Registrant and Bluefin Capital, LLC.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TALON INTERNATIONAL, INC.



Date: November 26, 2007               By: /S/ LONNIE D. SCHNELL
                                         ---------------------------------------
                                      Lonnie D. Schnell, Chief Financial Officer

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

10.35.2 Amendment No. 2 to Loan Agreement dated November 19, 2007 by and between the Registrant and Bluefin Capital, LLC.